Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Avalon Holdings Corporation on Form 10-Q for the three month period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy C. Coxson, Chief Financial Officer of Avalon Holdings Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Avalon Holdings Corporation.

/s/ Timothy C. Coxson
Timothy C. Coxson
Chief Financial Officer
May 14, 2004

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